Exhibit 99.2

March 2016

LLA Production Forecast Privileged and Confidential Attorney Work Product Draft – Subject to Material Change Subject to FRE 408 and Similar Rules Gross Oil Gross Gas Gross NGL Gross LPG (mbbl) (mmcf) (mbbl) (mbbl) Jun-17 164 74 10 3 Sep-17 219 99 13 4 Dec-17 246 111 14 5 Mar-18 246 111 14 5 Jun-18 246 111 14 5 Sep-18 246 111 14 5 Dec-18 219 99 13 4 Mar-19 492 222 29 9 Jun-19 573 258 33 11 Sep-19 728 328 42 14 Dec-19 717 323 42 14 Dec-20 2,769 1,246 161 53 Dec-21 2,841 1,279 165 54 Dec-22 3,078 1,385 179 58 Dec-23 2,707 1,218 157 51 Dec-24 3,261 1,467 189 62 Dec-25 2,868 1,291 166 54 Dec-26 3,112 1,401 181 59 Dec-27 3,017 1,358 175 57 Dec-28 2,627 1,182 152 50 Dec-29 2,182 982 127 41 Dec-30 1,806 813 105 34 Projected Production Decline Curve of 17.25% Beyond 2030